Distribution-Contract

                                     between

                                 SECURETEC GMBH
                            Rosenheimer Landstr. 129
                                 85521 Ottobrunn
                                     Germany

                     hereinafter referred to as ,,SECURETEC"

                                       and

                                 SOCIETE PRETORY
                              182, Rue des Pyrenees
                                   75020 Paris
                                     France

                      hereinafter referred to as ,,PRETORY"

                  hereinafter jointly referred to as ,,parties"

Version 24.06.1997


                                 Page 35

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PREAMBLE

SECURETEC LTD. develops, maufactures, distributes and markets products in the field of security and hazardous and/or illegal substance detection.

PRETORY is distributor in the same field with personnel experienced in the promotion distribution and sale of similar products and services.

Both parties desire to cooperate in the marketing sales and distribution of Securetec's products as defined in Annex A (products).

1     CONDITIONS OF THIS AGREEMENT
      (products, territories, prices)

1.1 The parties conclude this agreement for a term of 24 months as of the date of its signature.

1.2 During this period of time, pretory shall have exclusive rights for the marketing, sale and distribution of Securetec's products (Annex A) in the territories and market segments enumerated in Annex B.

1.3 Securetec shall sell to Pretory the ,,products" according to the price list in Annex C (pricing).

1.4 Pretory's sales projections for the first two half year periods and the second year of cooperation, starting with the date of signature of this contract, are described in Annex D Pretory will provide Securetec at least 4 weeks before the end of each year of cooperation with an update of these sales projections for the next two half-year periods.

1.5 This agreement shall remain in force for a period of 12 months after the expiration of the current contract, provided that sales are in accordance with the sales projections agreed upon every 12 months. Such renewal shall have to be made in writing at least thirty (30) days prior to the expiration of this agreement.

1.6 Sales are reviewed on a half-year basis. Securetec shall have the right to either cancel the exclusivity provision of this contract or terminate this agreement within a 3 months period at each half year review if sales for any given half year period are more than 25% below the projected sales in Annex D.

1.7 Securetec will not be authorized to sell directly the ,,products" in the ,,territories" given to Pretory for the duration of the agreement, if sales activities of pretory are obvious and successfull according to clause 1.6.


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1.8   Price adjustments in the delivery price due to changes in market demands or variation in production costs shall be implemented by mutual agreement within the first month of each year based on contract anniversary date.

1.9 Securetec has the right to vary/change products according to demands of its production.

1.10 Pretory is neither allowed to manufacture or distribute competitive products not to let competitive products be manufactured or distributed by other parties nor support or contribute to the manufacturing or distribution process.

                                Page 36

2     BUSINESS PLAN

2.1 Pretory will supply Securetec before the date of signature of this contract with its sales projections (Annex D) as well as a detailed business plan (Annex E), being both part of this agreement.

2.2   This business plan shall include:

      *     marketing strategies for the private and the official market.
      *     a reasonable market price for different market segments
      * a list of sub-agents and dealers including a status report on each of them.

2.3 Securetec accept both; the Annexes D (sales projection) and E (marketing plan) as starting points for further marketing activities. Securetec and Pretory continues to work on them in the following business meetings; which should be every 3 months.

2.5 Before each quarter of the calendar year Securetec actualises its production dates and numbers for the following quarter. Therefore Pretory shall transmit every three months which amounts of products they will need for the next quarter. Pretory is oblidged to purchase the prognosed quantity for the immediate following quarter. Especially for quantities exceeding 5000 pieces Securetec has to know this at least four (4) weeks before the end of each quarter, which means before the end of November, Februar, May and August. Otherwise the terms of delivery agreed in Annex C can not be hold.

3     PROMOTION OF PRODUCTS

3.1 Pretory shall bear all costs of its own personnel, marketing, canvassing and expenditures for advertising.

3.2 Pretory shall provide information on its market development activities to Securetec. Any kind of information about competitors and their products, new products, market trends, important exhibitions and congresses. Vice versa Securetec shall act the same way.


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                                Page 37

3.3 Pretory shall promote develoment including the establishment of customer contacts, major end users as per the Marketing plan.

3.4 All marketing material shall have to be approved by Securetec prior to its distribution.

3.5 Pretory shall be entitled to conclude and execute sales contracts with end users, resale agents and commissioned sales agents.

3.6 Pretory will pass all potential agent contracts to Securetec for review and approval.

3.7 Pretory will establish freely its resale prices, keeping them within a competitive way.

3.8 SECURETEC will, upon Pretory's request supply free a reasonable quantity of all documentation material available in english or preferably in French and will actualize material when printed for its own use.

3.9 Pretory will translate such material at its own cost it necessary and submit it to the approval of Securetec.

3.10 Securetec will facilitate the marketing of its products by Pretory in making available all pertinent information concerning the training of personell using the products, the marketing, the promotional material used, local sales strategies and relevant sales statistics and local specific usage of the products as well as market segments in Germany and other countries where SECURETEC products are marketed. Any and all informations which will facilitate the sale of Securetec supplied products. Press reviews, public relations and advertising activities and material available as well as support for exhibitions.

4     DELIVERY CONDITIONS

4.1 Product orders shall be placed for a minimum quantity per order as mentioned in Annex C as well, large quantities orders, will be transmitted according to a schedule agreed upon in the same Annex C.

4.2 Product specifications are described in Annex F. If product specifications are outside the specified range, Securetec shall provide free (CIF Paris) replacement within 60 days. If Securetec is unable to deliver products according to the specifications as mentioned above and/or the guarantees and schedules of deliveries agreed by Securetec in the confirmation of the specific order from Pretory to Securetec, Pretory shall have the right to terminate the agreement within 60 days.


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5     GUARANTEES

5.1 Securetec guarantees, that product qualities are within the specified range described in Annex F (Specifications).

5.2 Pretory will not be authorized to supply any other guarantee besides the ones described herein nor engage the responsibility of Securetec with regards to technical specifities not written on the printed material approved by Securetec.

5.3 Pretory will not be authorized to accept any order which is combined with a penalty for non-fulfilment of a contract if the delivery is in delay, without the consent of Securetec.

5.4 Pretory shall not assume any liability, obligation or responsibility with respect to any failure due to the manufacturing of the product.

5.5 Securetec and Pretory shall be responsible itselves for any claim for damage and/or litigation proceedings raised against it due to the use or the misuse of the product. Each party shall pay for and maintain insurance policies covering the risks.

6     STOCK

Pretory shall ensure stock levels sufficient to meet market requirements.

7     TERMINATION OF AGREEMENT

After the regular expiry or a premature termination of this agreement by Pretory, a full and complete list of Pretory's customers for Securetec's products will be supplied to Securetec to enable continuation of business activities in the territory concerned.

8     CONFIDENTIALLY AGREEMENT

In addition to this agreement a non-disclosure contract between the above parties has been concluded and will remain in force an additional 5 years beyond the termination or expiration of this agreement.

9     PLACE OF JURISDICTION

Place of jurisdiction shall be Zurich. This agreement shall be governed by German law.


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10    FINAL AGREEMENTS

10.1 Any supplement and/or amendment to this agreement shall only be valid if made in writing and signed by both parties.

10.2 This agreement does not establish a joint venture or an agency or legal representation relationship between the parties and does not give either party any right or authority to assume or create any express or implied obligation and/or responsibility on behalf of the other party nor may this agreement be construed in such a way except as provided for in item 3.5.

10.3 If any provision of this agreement is or is held to be illegal or to have become illegal, invalid, unenforceable or voidable for any reason, that provision will not affect the legality, validity or enforceability of the other provisions ot this agreement, and will be seperated from this agreement so that the remaining provisions remain in full force and effect.

10.4 Pretory is authorized to mention on its letterhead or the products and on promotional material that it is the exclusive distributor of Securetec's products (Annex A) in the territories and market segments agreed upon in Annex B.

10.5 The following Annexes, signed by both parties are integral parts of this agreement:

      * Annex A: Securetec's products

      * Annex B: Territories and market segments for exclusivity

      * Annex C: Pricing and delivery conditions

      * Annex D: Sales projections

      * Annex E: Marketing plan

      * Annex F: Product-specifications, Demands for transport and stocking.

      * Annex G: General terms and conditions

      * Annex H: Frontline

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.


                                               /s/ [ILLEGIBLE]
------------------------------                 ---------------------------------
PRETORY                                        SECURETEC
SECURITE - COMMUNICATION                       "SECURITY TECHNOLOGY
                                               HAZARDOUS SUBSTANCE DETECTION
                                               LTD.

Date:         Societe PRETORY                  Date: 25.6.97
           182, rue des Pyrenees
               75020 PARIS
   Tel: 01 43 66 28 54 : Lignes Groupees
           Fax: 01-43 66 28 55

By Mr.                                         By Mr. Rudolf Zimmermann
Its President /s/ [ILLEGIBLE]                  Its Managing Director


                                                                               7

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                                 Page 40


                                                      SECURETEC
                                  [GRAPHIC OMITTED]   Sicherheitstechnologie und
                                                      Gefahrstoffdetektion GmBH

Annex A

Securetec products

--------------------------------------------------------------------------------

o The main product, produced by Securetec itself is the drug detection kit ,,Drugwipe". Its specifications are mentioned in Annex F.

o The drug-test ,,ESA" is manufactured by the Test Technology Company Eisenach. Securetec has the right to sell this test in the countries in request, if the quantities (minimum 1.500 packages per year) are sufficient.


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                                                      SECURETEC
                                  [GRAPHIC OMITTED]   Sicherheitstechnologie und
                                                      Gefahrstoffdetektion GmBH

Annex B(1)

Territories and market segments

--------------------------------------------------------------------------------

Territories for exclusivity:

Pretory shall have exclusive rights for the marketing, sale and distribution of Securetec's product Drugwipe in the following countries:

                            o     France
                            o     Argentina

Territories for non-exclusivity:

Pretory is allowed to sell Securetec products non-exclusively in the following countries. They have to inform Securetec about the marketing progress.

                            o     Switzerland
                            o     Belgium (except for traffic control)
                            o     Portugal
                            o     Saudi -Arabia
                            o     United Arab Emirates
                            o     Qatar
                            o     Oman
                            o     Syria
                            o     Jordania
                            o     Irak
                            o     Lebanon

In these countries (non-exclusive) ,once Pretory advices Securetec of a specific market contact, Securitec will protect Pretory to the best of their ability by not giving a price immediately to a direct demand from that country without consulting Pretory.


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                                                      SECURETEC
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                                                      Gefahrstoffdetektion GmBH

Annex B(2)

Territories and market segments

--------------------------------------------------------------------------------

Market segments:

The exclusivity will be given for different market segments:

1. Private market, this means:

      o     pharmacies
      o     parents
      o     schools
      o     hospitals (drug-therapy, rehabilitation)
      o     companies (working-security)

2. Governement market

      o     customs
      o     police
      o     prisons
      o     army (sea, air and earth)


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                                                      SECURETEC
                                  [GRAPHIC OMITTED]   Sicherheitstechnologie und
                                                      Gefahrstoffdetektion GmBH

Annex C

Pricing and delivery conditions

--------------------------------------------------------------------------------

1. Drugwipe:

Pricing:

                ----------------------------------
                Pieces                    Price
                ----------------------------------
                 1.000 Pcs.               DM 10,50
                ----------------------------------
                 5.000 Pcs.               DM 9,50
                ----------------------------------
                10.000 Pcs.               DM 8,90
                ----------------------------------
                50.000 Pcs.               DM 8,50
                ----------------------------------

o For actual sellings more than 50.000 per year it will be negiciated separately.
o     All prices are net prices without taxes ex works Securetec.
o Securetec provides full warranty for Drugwipe: one year, until the date printed on each cover foil

Terms of delivery:

o Shipment costs are fully charged to the customer. We are pleased to announce shipment costs for your individual order on request. Support to your own logistics can be supplied be Securetec.

o     Schedule: <=  10.000 within 6 weeks
                > 10.000 within 3 months (part shipments are possible)

Terms of payment:

o 100 percent of the total value including transport costs within 45 days after shipment of the goods.

If once the term of payment isn't kept, it will be reduced to 14 days for the following order.

2) ESA-CHEMICAL TEST

        ------------------------------------------------------------------
        Product Name          Description
        ------------------------------------------------------------------
        ESATest ,,Cocaine"    Quick test for the determination of Cocaine
        ------------------------------------------------------------------
        ESATest ,,Opiates/    Quick test for the determination of Opiates
        Amphetamines"         (Heroin, Morphines) and Amphetamines
        ------------------------------------------------------------------
        ESATest ,,Cannabis"   Quick test for the determination of Cannabis
                              products (THC, Marihuana, Hashish)
        ------------------------------------------------------------------
        ESATest ,,LSD"        Quck test for the determination of
                              halucinogene substances, especially LSD
        ------------------------------------------------------------------

Pricing:  1 - 100 packages:  36,00 DM   One package contents 10 test kits,
        101 - 500 packages   34,00 DM    minimum order quantity: 10 packages
          > 500 packages     32,00 DM

Minimum orders per year: 1.500 packages


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                                                      SECURETEC
                                  [GRAPHIC OMITTED]   Sicherheitstechnologie und
                                                      Gefahrstoffdetektion GmBH

Annex D

Sales projections

--------------------------------------------------------------------------------

o     With signing the contract              5.000 pieces are ordered

o     End of 1997                           15.000 pieces

o     End of 12 months, End of June 1998    50.000 pieces

If the orders are below the amount of 50.000 pieces at the end of June 1998, Pretory has to pay the difference between the price for 50.000 Pieces and the price of the really reached selling amount. If the amount of sold Drugwipes at the end of 1997 is less than 10.000 pieces, there will be the same conditions as written in the first sentence.

ESA: Selling-prognose

      If Pretory is selling less than 1.500 packages/Year, the difference value to the actual selling price-level has to be payed to Securetec


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                                                      SECURETEC
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Annex F (1)

Product-specifications, Demands for transport and stocking

--------------------------------------------------------------------------------

1 Drugwipe:

Specifications:
Detectable Analytes:      - Cannabinoides
                          - Opiates
                          - Cocaine
                          - Amphetamines

Fields of Application:    - Identification of controlled drugs
                          - Examination of various kinds of surfaces for the
                            presence of cannabis, cocaine, opiates or amphetamines (search and detection for illegal narcotics)

Analysis time:            1 minute (2 minutes with sampling)

Dimensions:               13 cm x 2 cm x 0,9 cm

Weight:                   11 g

Test principle:           Test stripe based immunochemical detection (biosensor)

Sensitivity:

                    ------------------------------------------------------------
                    Drugwipe type          Analyte               positive result
                    with an                                         amount of
                    ------------------------------------------------------------
                    ,,Opiates"          Heroin-HCL                   >= 25 ng
                    ------------------------------------------------------------
                    ,,Cocaine"          Cocaine-HCL                  >= 10 ng
                    ------------------------------------------------------------
                    ,,Cannabis"         (delta)9-THC                 >= 25 ng
                    ------------------------------------------------------------
                    ,,Amphetamines"     Methamphetamine-HCL          >= 10 ng
                    ------------------------------------------------------------

Test procedure:           To check sensitivity an anodized aluminium
                          plate is coated with the respective amounts of analyte. To cover the aluminium plate with the said analyte amounts, aqueous solutions of the respective analyte are applied and dried. The amount of analyte is determined by volume and concentration of the applied analyte solutions. Examination of the respective Drugwipe has to be performed at room temperature (20(degree)C - 25(degree)C) in accordance with the instruction sheet. A positive result is indicated by a red colour developing within one (!) minute in the detection zone. In dependance of the concentration present the colour changes between cream white and red.


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                                                      SECURETEC
                                  [GRAPHIC OMITTED]   Sicherheitstechnologie und
                                                      Gefahrstoffdetektion GmBH

Annex F2

Product-specifications, Demands for transport and stocking

--------------------------------------------------------------------------------

Storage conditions:

Each Drugwipe kit is packed individually to ensure maximum stability and performance.
Performance of Drugwipe can only be guaranteed up to the date for best usage printed on each pack,
- if each Drugwipe kit is stored in the original packaging,
- at a temperature between +15(degree)C and +25(degree)C (between +59(degree)F and +77(degree)F)

Transportation:

The temperature during carriage must range below +25(degree)C (+77(degree)F).

This temperature range must not be exceeded for more than +10(degree)C for longer than 3 days. For storage and transportation each Drugwipe kit must remain in the original packaging. The approval of not exceeding these conditions shall be done with a documenting device.

2. ESA-TEST

Specifications:

Detectable Analytes: Opiates and amphetamine; cocaine; LSD and Cannabis.

Field of application: Identification of unknown substances

Test principle: Opiates = Marquis-reagent, Colour changes from white to red-violett-blue
                Cocaine = Scott-reagent, Colour changes from white to pale pink, then turquoise to bright blue
                LSD = Ehrlich's reagent, Colour change from bright yellow to pink-violett
                Cannabis = Fast blue B salt, colour change from whitish grey to red

Sensitivity (all are depending on the puritiy of the sample):
                Opiates = 1 mg
                Cocaine = 1 mg
                LSD = 10-20 mg
                Cannabis = 1 mg

Storage life:   Opiates = 1 year at storage temperatures <= 25(degree)C. If stocked at temperatures <= 10(degree)C (refridgerator), then the storage time will be 2 years
                Cocaine: = 2 years at storage temperature <= 25(degree)C.
                LSD = 2 years at storage temperatures <= 25(degree)C.
                Cannabis = 2 years at storage temperatures <= 25(degree)C.


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                                                      SECURETEC
                                  [GRAPHIC OMITTED]   Sicherheitstechnologie und
                                                      Gefahrstoffdetektion GmBH

Annex G

--------------------------------------------------------------------------------

* In the following, the term "contract" doesn't mean the distribution contract, just single orders.

                          General Terms and Conditions


1 Validity

1.1 The following Terms and Conditions shall be an integral part of any offer of SECURETEC and shall apply to all contracts, supplies and services with and by SECURETEC. The following Terms and Conditions shall apply to all future business relations between SECURETEC and Customer as well.

1.2 Changes to or exceptions from the Terms and Conditions shall only be effective if made in writing and signed by the director or a duly authorized representative of SECURETEC.

1.3 Customer's terms and conditions inconsistent with the terms set forth herein shall only be valid if confirmed in writing by the director of SECURETEC.

2 Offers

2.1 All offers of SECURETEC shall be without engagement unless confirmed as binding in writing.

2.2. All indicated prices shall be net prices for export Germany, excluding value added tax (VAT) of the country which receive the products.

2.3. Other taxes and public charges, including excise taxes, charges for inspection or examination which might be charged by public authorities of the country for which the product is delivered, shall therefore not be included in these prices.

2.4 SECURETEC shall not be obligated to draw Customer's attention to any taxes and public charges set forth in above paragraph 2.3 All offers submitted by SECURETEC shall be so construed that Customer shall bear such taxes and public charges without a special agreement being necessary in this respect.

2.5 The contract shall be concluded by SECURETEC'S written confirmation of Customer's order or by delivery of the goods according to Customer's order.

3 Passage of Risk, Place of Performance

If the customer organises and pays the transport by himself, all the deliveries shall be made ex works. The place of performance for all delivery obligations shall be Riemerling. Shipping of the goods ordered shall be at Customers risk, i.e. damage and losses suffered and caused by the goods during transport shall be borne exclusively by Customer.

4 Terms of Delivery

4.1 Unless agreed upon otherwise by the parties, the shipping mode shall be at SECURETEC's discretion after client's approval of cost and delivery delay. Securetec shall therefore be free to ship the goods ordered either by plane, or by railway, ship, or truck. The shipping expenses shall be charged to Customer at cost price. In this case the shipping of the goods ordered shall be at SECURETEC'S risk, i.e. damage and losses suffered and caused by the goods during transport shall be covered by SECURETEC.

4.2 Unless expressly agreed upon otherwise in writing, delays in delivery or the non-observance of delivery deadlines shall not entitle customer to cancel the contract or to claim damages.

5 Part Shipments

SECURETEC shall be entitled to fulfil its supply obligation towards Customer by part shipments, unless such part shipments are not in Customer's interest and this has been mentioned in the specific command in question.

6 Time Limit for Lodging a Complaint

6.1 Customer shall check immediately all goods received and notify any visible defect to SECURETEC without any delay, however within 5 days as from receipt of goods, at the latest. In case the complaint has been received in due time, SECURETEC shall notify Customer how these goods shall be dealt with. In such an event, Customer shall store the goods for a reasonable period of time at his own cost. The reshipping to Securetec will be at Securetecs cost.

6.2 Complaints shall be made in writing and shall specify the defect(s) in a precise manner.

7 Terms of Payment

7.1 Unless otherwise specified on the invoice, invoices shall fall due and be payable within 45 days from the date of the invoice without any deduction. This shall also apply to invoices for part shipments to which SECURETEC is entitled pursuant hereto, if this way of delivery is specified in the command of the customer or if the two parties agree to accept part shipments in one command.

7.2 In case of delayed payment, SECURETEC shall be entitled to invoice a penalty interest on arrears at a rate which is at least 11% per year.

7.3 If SECURETEC is informed about circumstances indicating that payment of the purchase price may be endangered, it shall be entitled to demand advance payment. In particular, this shall be the case if Customer is in default of payment of other due invoices.

7.4 Customer may only setoff against SECURETEC's claims for the payment of the purchase price if and to the extent that his counterclaim is undisputed or has become final and absolute.

8 Rescission of Contract by SECURETEC

8.1 SECURETEC shall be entitled to rescind the contract if delivery of the goods ordered by Customer has become impossible as a result of the fact that SECURETEC's own suppliers fail to deliver the


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                                                      SECURETEC
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--------------------------------------------------------------------------------

reasonable efforts of SECURETEC.

8.2 SECURETEC shall be entitled to rescind the contract if the execution of its contractual obligations becomes impossible as a result of circumstances for which it is not responsible, even if such circumstances fall in SECURETEC's orbit of influence. This shall apply in particular to Acts of God, strikes, material shortages, illnesses and other disturbances of SECURETEC's operation, transport delays etc.

9 Rescission of Contract/Cancellation of Order by Customer

If Customer unilaterally cancels the contract, an order or a part order, he shall indemnify SECURETEC for all costs incurred as a result of the rescission of the contract or the cancellation of the order; this shall apply in particular to all cancellation expenses invoiced to SECURETEC by its suppliers, the cost of materials which cannot be returned to the supplier as well as all other cost incurred by SECURETEC for the performance and the cancellation of the order such as costs for transport, lawyers etc.

10 Delayed performance/delivery

If SECURETEC is in delay more than 60 days, Customer shall be entitled to rescind the contract and shall be entitled to claim possible penalties for non-fulfilment of a contract, if Securetec has agreed with such a contract (see point 5.3, guarantees).

11 Warranty

11.1 SECURETEC warrants that its products correspond to the descriptions contained in catalogues, technical data sheets or other documents made available to Customer. But SECURETEC does not guarantee that the supplied products meet any Customer's expectations extending the contractual purpose and use.

11.2 In any case, Customer's warranty claims for defects of the purchased goods shall be limited to the right to remedy the defects and the right to substitute delivery. However, if remedy or substitute delivery fail, Customer shall be entitled to demand a reduction of purchase price or to rescind the contract.

11.3 The remedy of the defects or the substitute delivery shall be made at SECURETEC's cost.

12 Warranted Qualities

12.1 Unless expressly agreed upon otherwise, SECURETEC's products may not be used for other purposes than those mentioned in its documents.

13 Technical Advice

Upon request, SECURETEC advise Customer to its knowledge and within possibilities on the use of products, however without liability.

14 Retention of Title

14.1 SECURETEC reserves the ownership of all delivered goods until full payment of purchase price.

14.2 As long as the retention of title remains effective, Customer shall not be entitled to pledge or to transfer by way of security the ownership of the goods under retention of title.

14.3 If the goods under retention of title are processed or converted by Customer, SECURETEC shall be considered as the manufacturer of the final products resulting from such processing or converting and therefore as their owner.

14.4 Customer herewith assigns by way of security all claims resulting from the
- justified or unjustified - sale or utilization of the goods under retention of title to SECURETEC, who accepts. However, Customer shall be entitled to collect such claims on his own behalf and for SECURETEC's account.

14.5 In case of seizure of the goods under retention of title by third parties, in particular in case of levy upon property or other compulsory execution actions concerning Customer's assets, Customer shall point out to SECURETEC's ownership, inform SECURETEC immediately and provide all documents required for an intervention. The cost for such intervention shall be borne by Customer.

15 Proprietary Rights and Rights of Use

15.1 SECURETEC shall not be liable for any violation of national or international proprietary rights resulting from the sale and use by Customer of the products delivered by SECURETEC. Therefore, the Customer shall ensure that resale and use of the product do not violate any third party right. In case of such a violation, claims for damages against SECURETEC shall be excluded. Securetec will inform the customer about the measures, which are taken for protecting the international proprietary rights, especially in the countries for which the customer have the exclusive selling rights. The customer will inform Securetec about the suppositions for permission in the country for which the goods are intended. Every changing of the product name has to be communicated.

15.2 Customer undertakes to indemnify and hold SECURETEC harmless from all claims for damages raised by third parties on the violation by Customer of any proprietary rights and rights of use of third parties.

16 Place of Jurisdiction, Choice of Law

The contracts, deliveries and services of SECURETEC are governed by German law. The place of jurisdiction for all litigations resulting therefrom shall be Zurich, Switzerland.

                                                          Riemerling, April 1997


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                                                      SECURETEC
                                  [GRAPHIC OMITTED]   Sicherheitstechnologie und
                                                      Gefahrstoffdetektion GmBH

Annex H

Frontline

--------------------------------------------------------------------------------

Securetec is able to offer Frontline, made by Securetec's partner Bohringer Mannheim.

Securetec can't give the exclusive selling-rights for Frontline to Pretory, because Bohringer Mannheim has his own company in France, for example.

Frontline has the following specifications:

      o Detectable analytes are the same as Drugwipe's (annex F).

      o Field of application is the urine-test.

      o Analysis-time is 1-2 minutes.

      o Small stripe, about 10 cm x 0.5 cm, packed in a box with 10 or 30 stripes.

      o Test principle is the same immunochemical biosensor as Drugwipe

      o Sensitivity: opiates > 200ng/ml; cocaine > 300 ng/ml; cannabis > 5Ong/ml

Prices:
                        Pieces                     Price

                          1.000 Pcs.               DM 8,50
                          5.000 Pcs.               DM 8,00
                         10.000 Pcs.               DM 7,70
                         50.000 Pcs.               DM 7,60
                        100.000 Pcs.               DM 7,40

           (packed in units of ten strips, subdivision not possible)


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